Exhibit 10.28
AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
     AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT, dated as of October 16, 2007, by and between Coffeyville Resources, LLC, a Delaware limited liability company (the “Company”), and John J. Lipinski (the “Executive”).
     WHEREAS, the Company and the Executive entered into an employment agreement dated as of July 12, 2005, and amended as of December 13, 2006 (the “Employment Agreement”); and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement with respect to Section 7 thereof.
     NOW THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:
     1. Section 7 is hereby deleted in its entirety and replaced with the following:
     Section 7. Effect of Section 280G of the Internal Revenue Code.
          7.1. Payment Reduction. Notwithstanding anything contained in this Employment Agreement to the contrary, (i) to the extent that any payment or distribution of any type to or for the Executive by the Company, any affiliate of the Company, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder), or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or otherwise (the “Payments”) constitute “parachute payments” (within the meaning of Section 280G of the Code), and if (ii) such aggregate would, if reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), be less than the amount the Executive would receive, after all taxes, if the Executive received aggregate Payments equal (as valued under Section 280G of the Code) to only three times the Executive’s “base amount” (within the meaning of Section 280G of the Code), less $1.00, then (iii) such Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payments to be made or benefit to be provided to the Executive shall be subject to the Excise Tax; provided, however, that the Company shall use its reasonable best efforts to obtain shareholder approval of the Payments provided for in this Employment Agreement in a manner intended to satisfy requirements of the “shareholder approval” exception to Section 280G of the Code and the regulations promulgated thereunder, such that payment may be made to the Executive of such Payments without the application of an Excise Tax. If the Payments are so reduced, then unless the Executive shall have given prior written notice to the Company specifying a different order by which to effectuate the reduction, the Company shall reduce or eliminate the Payments (x) by first reducing or eliminating the portion of the Payments which are not payable in cash (other than that portion of the Payments subject to clause (z) hereof), (y) then by reducing or eliminating cash payments (other than that portion of the Payments subject to clause (z) hereof) and (z) then by reducing or eliminating the portion of the Payments (whether payable in cash or not payable in cash) to which Treasury Regulation § 1.280G-1 Q/A 24(c) (or successor thereto) applies, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time. Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive’s rights and entitlements to any benefits or compensation.
          7.2. Determination of Amount of Reduction (if any). The determination of whether the Payments shall be reduced as provided in Section 7.1 and the amount of such reduction shall be made at the Company’s expense by an accounting firm selected by the Company from among the four (4) largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Executive within ten (10) days after the Executive’s final day of employment. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Executive.
     2. In all other respects the Employment Agreement shall remain in effect and is hereby confirmed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number 2 to Employment Agreement as of the date first written above.

COFFEYVILLE RESOURCES, LLC
/s/ John J. Lipinski	By:	/s/ James T. Rens
John J. Lipinski		Name:	James T. Rens
		Title:	Chief Financial Officer

[Signature Page to Amendment Number 2 to Employment Agreement]

AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
     AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT, dated as of October 16, 2007, by and between Coffeyville Resources, LLC, a Delaware limited liability company (the “Company”), and Stanley A. Riemann (the “Executive”).
     WHEREAS, the Company and the Executive entered into an employment agreement dated as of July 12, 2005, and amended as of December 13, 2006 (the “Employment Agreement”); and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement with respect to Section 7 thereof.
     NOW THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:
     1. Section 7 is hereby deleted in its entirety and replaced with the following:
     Section 7. Effect of Section 280G of the Internal Revenue Code.
          7.1. Payment Reduction. Notwithstanding anything contained in this Employment Agreement to the contrary, (i) to the extent that any payment or distribution of any type to or for the Executive by the Company, any affiliate of the Company, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder), or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or otherwise (the “Payments”) constitute “parachute payments” (within the meaning of Section 280G of the Code), and if (ii) such aggregate would, if reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), be less than the amount the Executive would receive, after all taxes, if the Executive received aggregate Payments equal (as valued under Section 280G of the Code) to only three times the Executive’s “base amount” (within the meaning of Section 280G of the Code), less $1.00, then (iii) such Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payments to be made or benefit to be provided to the Executive shall be subject to the Excise Tax; provided, however, that the Company shall use its reasonable best efforts to obtain shareholder approval of the Payments provided for in this Employment Agreement in a manner intended to satisfy requirements of the “shareholder approval” exception to Section 280G of the Code and the regulations promulgated thereunder, such that payment may be made to the Executive of such Payments without the application of an Excise Tax. If the Payments are so reduced, then unless the Executive shall have given prior written notice to the Company specifying a different order by which to effectuate the reduction, the Company shall reduce or eliminate the Payments (x) by first reducing or eliminating the portion of the Payments which are not payable in cash (other than that portion of the Payments subject to clause (z) hereof), (y) then by reducing or eliminating cash payments (other than that portion of the Payments subject to clause (z) hereof) and (z) then by reducing or eliminating the portion of the Payments (whether payable in cash or not payable in cash) to which Treasury Regulation § 1.280G-1 Q/A 24(c) (or successor thereto) applies, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time. Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive’s rights and entitlements to any benefits or compensation.
          7.2. Determination of Amount of Reduction (if any). The determination of whether the Payments shall be reduced as provided in Section 7.1 and the amount of such reduction shall be made at the Company’s expense by an accounting firm selected by the Company from among the four (4) largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Executive within ten (10) days after the Executive’s final day of employment. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Executive.
     2. In all other respects the Employment Agreement shall remain in effect and is hereby confirmed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number 2 to Employment Agreement as of the date first written above.

COFFEYVILLE RESOURCES, LLC
/s/ Stanley A. Riemann	By:	/s/ John J. Lipinski
Stanley A. Riemann		Name:	John J. Lipinski
		Title:	Chief Executive Officer

[Signature Page to Amendment Number 2 to Employment Agreement]

AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
     AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT, dated as of October 16, 2007, by and between Coffeyville Resources, LLC, a Delaware limited liability company (the “Company”), and James T. Rens (the “Executive”).
     WHEREAS, the Company and the Executive entered into an employment agreement dated as of July 12, 2005, and amended as of December 13, 2006 (the “Employment Agreement”); and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement with respect to Section 7 thereof.
     NOW THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:
     1. Section 7 is hereby deleted in its entirety and replaced with the following:
     Section 7. Effect of Section 280G of the Internal Revenue Code.
          7.1. Payment Reduction. Notwithstanding anything contained in this Employment Agreement to the contrary, (i) to the extent that any payment or distribution of any type to or for the Executive by the Company, any affiliate of the Company, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder), or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or otherwise (the “Payments”) constitute “parachute payments” (within the meaning of Section 280G of the Code), and if (ii) such aggregate would, if reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), be less than the amount the Executive would receive, after all taxes, if the Executive received aggregate Payments equal (as valued under Section 280G of the Code) to only three times the Executive’s “base amount” (within the meaning of Section 280G of the Code), less $1.00, then (iii) such Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payments to be made or benefit to be provided to the Executive shall be subject to the Excise Tax; provided, however, that the Company shall use its reasonable best efforts to obtain shareholder approval of the Payments provided for in this Employment Agreement in a manner intended to satisfy requirements of the “shareholder approval” exception to Section 280G of the Code and the regulations promulgated thereunder, such that payment may be made to the Executive of such Payments without the application of an Excise Tax. If the Payments are so reduced, then unless the Executive shall have given prior written notice to the Company specifying a different order by which to effectuate the reduction, the Company shall reduce or eliminate the Payments (x) by first reducing or eliminating the portion of the Payments which are not payable in cash (other than that portion of the Payments subject to clause (z) hereof), (y) then by reducing or eliminating cash payments (other than that portion of the Payments subject to clause (z) hereof) and (z) then by reducing or eliminating the portion of the Payments (whether payable in cash or not payable in cash) to which Treasury Regulation § 1.280G-1 Q/A 24(c) (or successor thereto) applies, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time. Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive’s rights and entitlements to any benefits or compensation.
          7.2. Determination of Amount of Reduction (if any). The determination of whether the Payments shall be reduced as provided in Section 7.1 and the amount of such reduction shall be made at the Company’s expense by an accounting firm selected by the Company from among the four (4) largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Executive within ten (10) days after the Executive’s final day of employment. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Executive.
     2. In all other respects the Employment Agreement shall remain in effect and is hereby confirmed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number 2 to Employment Agreement as of the date first written above.

COFFEYVILLE RESOURCES, LLC
/s/ James T. Rens	By:	/s/ John J. Lipinski
James T. Rens		Name:	John J. Lipinski
		Title:	Chief Executive Officer

[Signature Page to Amendment Number 2 to Employment Agreement]

AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
     AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT, dated as of October 16, 2007, by and between Coffeyville Resources, LLC, a Delaware limited liability company (the “Company”), and Robert W. Haugen (the “Executive”).
     WHEREAS, the Company and the Executive entered into an employment agreement dated as of July 12, 2005, and amended as of December 13, 2006 (the “Employment Agreement”); and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement with respect to Section 7 thereof.
     NOW THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:
     1. Section 7 is hereby deleted in its entirety and replaced with the following:
     Section 7. Effect of Section 280G of the Internal Revenue Code.
          7.1. Payment Reduction. Notwithstanding anything contained in this Employment Agreement to the contrary, (i) to the extent that any payment or distribution of any type to or for the Executive by the Company, any affiliate of the Company, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder), or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or otherwise (the “Payments”) constitute “parachute payments” (within the meaning of Section 280G of the Code), and if (ii) such aggregate would, if reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), be less than the amount the Executive would receive, after all taxes, if the Executive received aggregate Payments equal (as valued under Section 280G of the Code) to only three times the Executive’s “base amount” (within the meaning of Section 280G of the Code), less $1.00, then (iii) such Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payments to be made or benefit to be provided to the Executive shall be subject to the Excise Tax; provided, however, that the Company shall use its reasonable best efforts to obtain shareholder approval of the Payments provided for in this Employment Agreement in a manner intended to satisfy requirements of the “shareholder approval” exception to Section 280G of the Code and the regulations promulgated thereunder, such that payment may be made to the Executive of such Payments without the application of an Excise Tax. If the Payments are so reduced, then unless the Executive shall have given prior written notice to the Company specifying a different order by which to effectuate the reduction, the Company shall reduce or eliminate the Payments (x) by first reducing or eliminating the portion of the Payments which are not payable in cash (other than that portion of the Payments subject to clause (z) hereof), (y) then by reducing or eliminating cash payments (other than that portion of the Payments subject to clause (z) hereof) and (z) then by reducing or eliminating the portion of the Payments (whether payable in cash or not payable in cash) to which Treasury Regulation § 1.280G-1 Q/A 24(c) (or successor thereto) applies, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time. Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive’s rights and entitlements to any benefits or compensation.
          7.2. Determination of Amount of Reduction (if any). The determination of whether the Payments shall be reduced as provided in Section 7.1 and the amount of such reduction shall be made at the Company’s expense by an accounting firm selected by the Company from among the four (4) largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Executive within ten (10) days after the Executive’s final day of employment. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Executive.
     2. In all other respects the Employment Agreement shall remain in effect and is hereby confirmed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number 2 to Employment Agreement as of the date first written above.

COFFEYVILLE RESOURCES, LLC
/s/ Robert W. Haugen	By:	/s/ John J. Lipinski
Robert W. Haugen		Name:	John J. Lipinski
		Title:	Chief Executive Officer

[Signature Page to Amendment Number 2 to Employment Agreement]

AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
     AMENDMENT NUMBER 2 TO EMPLOYMENT AGREEMENT, dated as of October 16, 2007, by and between Coffeyville Resources, LLC, a Delaware limited liability company (the “Company”), and Wyatt E. Jernigan (the “Executive”).
     WHEREAS, the Company and the Executive entered into an employment agreement dated as of July 12, 2005, and amended as of December 13, 2006 (the “Employment Agreement”); and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement with respect to Section 7 thereof.
     NOW THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:
     1. Section 7 is hereby deleted in its entirety and replaced with the following:
     Section 7. Effect of Section 280G of the Internal Revenue Code.
          7.1. Payment Reduction. Notwithstanding anything contained in this Employment Agreement to the contrary, (i) to the extent that any payment or distribution of any type to or for the Executive by the Company, any affiliate of the Company, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder), or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Employment Agreement or otherwise (the “Payments”) constitute “parachute payments” (within the meaning of Section 280G of the Code), and if (ii) such aggregate would, if reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), be less than the amount the Executive would receive, after all taxes, if the Executive received aggregate Payments equal (as valued under Section 280G of the Code) to only three times the Executive’s “base amount” (within the meaning of Section 280G of the Code), less $1.00, then (iii) such Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payments to be made or benefit to be provided to the Executive shall be subject to the Excise Tax; provided, however, that the Company shall use its reasonable best efforts to obtain shareholder approval of the Payments provided for in this Employment Agreement in a manner intended to satisfy requirements of the “shareholder approval” exception to Section 280G of the Code and the regulations promulgated thereunder, such that payment may be made to the Executive of such Payments without the application of an Excise Tax. If the Payments are so reduced, then unless the Executive shall have given prior written notice to the Company specifying a different order by which to effectuate the reduction, the Company shall reduce or eliminate the Payments (x) by first reducing or eliminating the portion of the Payments which are not payable in cash (other than that portion of the Payments subject to clause (z) hereof), (y) then by reducing or eliminating cash payments (other than that portion of the Payments subject to clause (z) hereof) and (z) then by reducing or eliminating the portion of the Payments (whether payable in cash or not payable in cash) to which Treasury Regulation § 1.280G-1 Q/A 24(c) (or successor thereto) applies, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time. Any notice given by the Executive pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive’s rights and entitlements to any benefits or compensation.
          7.2. Determination of Amount of Reduction (if any). The determination of whether the Payments shall be reduced as provided in Section 7.1 and the amount of such reduction shall be made at the Company’s expense by an accounting firm selected by the Company from among the four (4) largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Executive within ten (10) days after the Executive’s final day of employment. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to the Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Executive.
     2. In all other respects the Employment Agreement shall remain in effect and is hereby confirmed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number 2 to Employment Agreement as of the date first written above.

COFFEYVILLE RESOURCES, LLC
/s/ Wyatt E. Jernigan	By:	/s/ John J. Lipinski
Wyatt E. Jernigan		Name:	John J. Lipinski
		Title:	Chief Financial Officer

[Signature Page to Amendment Number 2 to Employment Agreement]